UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2011

Adams Golf, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33978	75-2320087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Plano Pkwy, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 673-9000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2011, Adams Golf, Inc. (the "Company") entered into a Compromise Settlement Agreement and Mutual Release (the "Settlement Agreement") with Zurich American Insurance Company ("ZAIC") to settle the Company's insurance coverage lawsuit against ZAIC. As previously disclosed, the suit alleges, among other things, that ZAIC wrongfully declined coverage to the Company for a $5 million layer of directors' and officers' liability insurance in connection with the class action lawsuit arising out of the Company's initial public offering.

Pursuant to the Settlement Agreement, ZAIC has agreed to pay the Company $7.65 million in cash no later than January 4, 2012. In addition, the Company has agreed to release and indemnify, and ZAIC has agreed to release, the other and the other's affiliates, directors, officers and attorneys from any claims related to the lawsuit or the facts and circumstances at issue in the litigation. The Company's release and indemnification obligations are conditioned on receipt of the $7.65 million settlement payment, and ZAIC's release obligations are conditioned on the execution of a joint dismissal of the lawsuit. Pursuant to the terms of the settlement reached by the Company in the underlying class action lawsuit, the Company is required to pay the class action plaintiffs the first $1.25 million from the Company's recovery against ZAIC in the coverage lawsuit.

Item 7.01. Regulation FD Disclosure.

On December 15, 2011, the Company issued a press release announcing the settlement of the litigation against ZAIC. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated December 15, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adams Golf, Inc.
Date: December 15, 2011	By: /s/ PAMELA J. HIGH Name: Pamela J. High Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated December 15, 2011.